UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2015

KRAIG BIOCRAFT LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Wyoming	83-0459707
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

120 N. Washington Square, Suite 805, Lansing, Michigan	48933
(Address of principal executive offices)	(Zip Code)

(517) 336-0807
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Copies to:
Hunter Taubman Weiss LLP
130 W. 42nd Street
Floor 10
New York, NY 10036

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD
Item 7.01. Regulation FD Disclosure

Section 8 – Other Events
Item 8.01 – Other Events

On April 23, 2015, we retained Hunter Taubman Weiss LLP (“HTW”) as our new outside securities counsel.  Initially, HTW will assist us with responding to the Securities and Exchange Commission’s comments to our Registration Statement on Form S-1 and the related amendment and then will provide us with ongoing legal support related to corporate and securities compliance, including assistance with our periodic reports on Form 10-K, 10-Q and ordinary current reports on Form 8-K as required by the Securities Exchange Act of 1934, as amended, preparation of routine annual reports, and similar items.

A press release relating to the matters disclosed herein shall be filed imminently.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Information contained herein, including Exhibit 99.1, shall not be deemed filed for the purposes of the Securities Exchange Act of 1934, as amended, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraig Biocraft Laboratories, Inc.

Date: April 29, 2015	By:	/s/ Kim Thompson
Kim Thompson,
Chief Executive Officer